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                                                                   EXHIBIT 10.61

                       ASSIGNMENT AND ASSUMPTION OF LEASE

         This Assignment and Assumption of Lease (this "Assignment") is entered by Americus-Sumter Payroll Development Authority ("Landlord"), NBF, Inc., a Georgia corporation ("Assignor"), and Plains Products, Inc., a Georgia corporation ("Assignee").

                                  WITNESSETH:

         WHEREAS, pursuant to that certain Lease (the "Lease"), dated December 21, 1990, as subsequently amended, between Landlord, as landlord, and N.B.F., Inc. (A Florida corporation) and R. Wayne Rich, as tenant ("N.B.F./Rich"), Landlord leased to N.B.F./Rich certain real property and the improvements located thereon at Swett Avenue, East Industrial Park, Americus, Georgia, 31709, as more particularly described on EXHIBIT A hereto;

         WHEREAS, pursuant to that certain Assignment and Assumption of Lease dated effective May 1, 1994 and recorded at Book 385, Pages 90-92, N.B.F./Rich assigned the Lease to Assignor herein and Landlord consented to such assignment; and

         WHEREAS, Assignor desires to assign to Assignee all of the Assignor's right, title, interest in and obligations under the Lease, including but not limited to the obligation to purchase the real property as more particularly described therein, and Assignee desires to acquire all of Assignor's right, title and interest in and to the Lease, and to assume all of Assignor's rights, duties and obligations thereunder; and

         WHEREAS, Landlord consents to such assignment and assumption upon the terms and conditions described herein;

         NOW, THEREFORE, for and in consideration of the mutual obligations set forth in this Assignment and the Lease and other good and valuable consideration, the receipt and sufficiency of which are herby acknowledged, the parties hereby agree as follows:

         1. As of the Effective Date (as defined below), Assignor hereby assigns, transfers, sets over, conveys and delivers to Assignee all of its right, title and interest in the Lease and delegates all of its duties and obligations in and to and/or created under the Lease.

         2. Assignee hereby accepts this Assignment and, from and after the Effective Date (as defined below) Assignee assumes the Lease, and agrees to perform and be bound as tenant (as if Assignee had executed the Lease as Tenant), as a direct obligation to the Landlord thereunder, and shall comply with all of the terms, covenants, and conditions thereof.

         3. Landlord consents to this assignment and the assumption by Assignee of the obligations under the Lease, as of the Effective




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Date (as defined below), and Landlord releases Assignor from such obligations as of the Effective Date (as defined below).

         4. Landlord further releases R. Wayne Rich from that certain Personal Guaranty dated May 10, 1994 from R. Wayne Rich to Landlord and cancels such guaranty.

         5. Landlord and Assignor agree that: (1) the Lease is legal, valid, binding, enforceable, and in full force and effect, (2) no event has occurred which, with notice or lapse of time, would constitute a breach or default or permit termination, modification, or acceleration thereunder, and (3) there are no disputes, oral agreements, or forbearance programs in effect as to the Lease;

         6. This Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         7. This Assignment may be executed in counterparts, and when together, such executed original counterparts shall constitute but one original hereof.

The parties sign this Assignment and Assumption of Lease on the dates set forth with the name of each, but the assignment is to be effective as of September 20, 1997 (the "Effective Date").


                                    ASSIGNOR:
                                    NBF, INC.
                                     /s/ BOB BOLLINGER
                                    -------------------------------
                                    By:  Bob Bollinger
                                    Its President

                                    ASSIGNEE:
                                    PLAINS PRODUCTS, INC.

                                    By: /S/ ALLEN MOUNTJOY
                                    -------------------------------
                                    Name:   Allen Mountjoy, President
                                    P. O. Box 248
                                    Plains, Georgia, 31780

                                    LANDLORD:
                                    AMERICUS-SUMTER PAYROLL
                                    DEVELOPMENT AUTHORITY

                                    BY: /S/ W. SCOTT IVEY
                                    -------------------------------
                                    NAME:   W. SCOTT IVEY
                                    TITLE:  CHAIRMAN
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STATE OF TEXAS        )

COUNTY OF TARRANT     )

         This instrument was acknowledged before me on _______________, 1997 by Bob Bollinger, president of NBF, Inc., a Georgia corporation, on behalf of said corporation.

                                     /s/ LESLIE L. JOLLY
                                    -------------------------------
                                    Title:  Executive Assistant
                                    My Commission expires: 6/3/2000


STATE OF GEORGIA      )

COUNTY OF _________   )

         This instrument was acknowledged before me on November 10, 1997 by Allen Mountjoy, president of Plains Products, Inc., a Georgia corporation, on behalf of said corporation.

                                     /s/
                                    -------------------------------
STATE OF GEORGIA      )             Title:  Notary Public
                                    My Commission expires: 6/9/2000
COUNTY OF SUMTER      )




         This instrument was acknowledged before me on October 14, 1997 by W. Scott Ivey, Chairman of Americus Sumter Payroll Development Authority, a Georgia corporation, on behalf of said corporation.

                                     /s/
                                    -------------------------------
                                    Title:  Notary Public
                                    My Commission expires: 8/19/1999
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                                   EXHIBIT A
                          DESCRIPTION OF REAL PROPERTY

         The building, land and related improvements located on a parcel of land in the City of Americus, Sumter County, Georgia on the west side of Swett Avenue Extension and owned by the Americus-Sumter Payroll Development Authority, and all easements related thereto, as more particularly described in a lease dated December 21, 1990, as subsequently amended, and entered into by Americus-Sumter Payroll Development Authority as landlord and N.B.F., Inc., a Florida corporation, as tenant.